UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2016

Resource Real Estate Opportunity REIT II, Inc.

(Exact name of registrant as specified in its charter)

Commission file number 000-55430

Maryland	80-0854717
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA 19103
(Address of principal executive offices) (Zip code)

(215) 231-7050
(Registrant’s telephone number, including area code)

(former name or former address , if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On July 21, 2016, Resource Real Estate Opportunity REIT II, Inc. (the “Company”) held its annual meeting of stockholders at 1845 Walnut Street, 18th Floor, Philadelphia, Pennsylvania. The matter submitted to the stockholders for a vote was the election of five directors to hold office until the next annual meeting of the stockholders and until their successors are elected and qualified.

The nominees submitted for election as directors were Jonathan Z. Cohen, Alan F. Feldman, Gary Lichtenstein, Thomas Ikeler, and David Spoont. The number of votes cast for and the number of votes withheld for each of the director nominees were as follows:

Name	Votes For	Votes Withheld
Jonathan Z. Cohen	28,065,811.52	823,075.76
Alan F. Feldman	28,086,772.54	802,114.74
Gary Lichtenstein	28,084,544.37	804,342.91
Thomas Ikeler	28,076,908.05	811,979.23
David Spoont	28,061,175.30	827,711.98

All of the nominees were elected to serve as directors until the next annual meeting of the stockholders and until their successors are duly elected and qualified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESOURCE REAL ESTATE OPPORTUNITY REIT II, INC.

Dated: July 26, 2016	By:	/s/ Alan F. Feldman
Alan F. Feldman
Chief Executive Officer
(Principal Executive Officer)